CUMBERLAND RESOURCES LTD.

(the “Company”)

2005 Request for Annual and Interim Financial Statements

National Instrument 51-102 requires the Company to send annually to the registered holders and beneficial owners of its securities (“Securityholders”) a form to allow Securityholders to request a copy of the Company’s annual financial statements and related MD&A, interim financial statements and related MD&A, or both.  If you wish to receive such mailings, please complete and return this form to:

Cumberland Resources Ltd.
Suite 950 - 505 Burrard Street
Box 72, One Bentall Centre
Vancouver, B.C. V7X 1M4

The undersigned Securityholder hereby elects to receive:

Interim Financial Statements for the first quarter ended March 31, 2005, second quarter ended June 30, 2005 and third quarter ended September 30, 2005 and the related MD&A;

Annual Financial Statements for the fiscal year ended December 31, 2005 and related MD&A; or

BOTH – Interim financial statements and MD&A and the annual financial statements and related MD&A for the 2005 financial year.

Please note that a request form will be mailed each year and Securityholders must return such form each year to receive the documents indicated above.

Name:

Address:

Postal Code:

I confirm that I am a registered shareholder of the Company.

Signature of Securityholder:	Date:

CUMBERLAND RESOURCES LTD.

(the “Company”)

2005 Request for Annual and Interim Financial Statements

National Instrument 51-102 requires the Company to send annually to the registered holders and beneficial owners of its securities (“Securityholders”) a form to allow Securityholders to request a copy of the Company’s annual financial statements and related MD&A, interim financial statements and related MD&A, or both.  If you wish to receive such mailings, please complete and return this form to:

Cumberland Resources Ltd.
Suite 950 - 505 Burrard Street
Box 72, One Bentall Centre
Vancouver, B.C. V7X 1M4

The undersigned Securityholder hereby elects to receive:

Interim Financial Statements for the first quarter ended March 31, 2005, second quarter ended June 30, 2005 and third quarter ended September 30, 2005 and the related MD&A;

Annual Financial Statements for the fiscal year ended December 31, 2005 and related MD&A; or

BOTH – Interim financial statements and MD&A and the annual financial statements and related MD&A for the 2005 financial year.

Please note that a request form will be mailed each year and Securityholders must return such form each year to receive the documents indicated above.

Name:

Address:

Postal Code:

I confirm that I am a beneficial shareholder of the Company.

Signature of Securityholder:	Date: